Exhibit 10.1

Execution Version

Amendment No. 1 to Sponsor Support Agreement

Worldwide Webb Acquisition Corp., a Cayman Islands exempted company limited by shares (“Parent”), Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D (“AARK”, together with Parent and Sponsor, collectively, the “Parties” and individually a “Party”), desire to amend that certain Sponsor Support Agreement, dated as of March 11, 2023, by and among the Parties (the “Sponsor Support Agreement”). Capitalized terms used but not defined herein have the meanings set forth in the Sponsor Support Agreement.

The Parties hereby agree to amend the Sponsor Support Agreement as follows.

1.	Section 2 is amended and restated as follows:

Section 2.  Surrender and Cancellation or Transfer of Shares. Sponsor hereby agrees that, subject to consummation of the Amalgamation, 1,500,000 Parent Class B Ordinary Shares held by Sponsor as of immediately prior to the Amalgamation Effective Time, shall be surrendered to Parent for no consideration and cancelled by Parent effective as of the Amalgamation Effective Time (such cancelled shares, the “Cancelled Shares”). Notwithstanding the foregoing, Sponsor may transfer up to 1,314,250 Parent Class B Ordinary Shares to third parties in connection with seeking approval of a Parent Extension Proposal (the “Extension Transfer Shares”). Such Extension Transfer Shares so transferred shall reduce (one for one) the number of Cancelled Shares. For example, if Sponsor transfers 1,200,000 Extension Transfer Shares, then the number of Cancelled Shares shall be reduced by 1,200,000 and shall be 300,000.

The foregoing amendment shall be deemed effective as of October 9, 2023.

[Remainder of page intentionally left blank; signature page to follow]

Each of the Parties have executed this Amendment as of the date first above written.

WORLDWIDE WEBB ACQUISITION CORP.

By:	/s/ Daniel Webb
Name:	Daniel Webb
Title:	CEO

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC

By:	/s/ Daniel Webb
Name:	Daniel Webb
Title:	Manager

[Signature Page – Amendment No. 1 to Sponsor Support Agreement]

AARK SINGAPORE PTE. LTD.

By:	/s/ Venu Raman Kumar
Name:	Venu Raman Kumar
Title:	Chairman

[Signature Page – Amendment No. 1 to Sponsor Support Agreement]

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